UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 11, 2008
American Claims Evaluation, Inc.
(Exact name of registrant as specified in its charter)

New York	0-14807	11-2601199
(State or other jurisdiction	(Commission File Number)	(IRS Employer identification No.)
of incorporation)

One Jericho Plaza, Jericho, New York	11753
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (516) 938-8000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On August 11, 2008, American Claims Evaluation, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2008. The press release is attached hereto as Exhibit 99.1. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
Exhibit 99.1 Press Release of American Claims Evaluation, Inc., dated August 11, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CLAIMS EVALUATION, INC.

Date: August 11, 2008	By:	/s/ Gary Gelman
Gary Gelman
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of American Claims Evaluation, Inc., dated August 11, 2008.